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    As filed with the Securities and Exchange Commission on March 7, 1996
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------
                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  MARCH 6, 1996
                DATE OF EARLIEST EVENT REPORTED:  MARCH 6, 1996


                           LA QUINTA INNS, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                       1-7790                74-1724417
(State of incorporation)    (Commission file number)     (IRS Employer
                                                       Identification No.)


                                --------------

                                WESTON CENTRE
                             112 E. PECAN STREET
                                P.O. BOX 2636
                       SAN ANTONIO, TEXAS  78299-2636
         (Address of principal executive offices)        (Zip Code)

                                (210) 302-6000
             (Registrant's telephone number, including area code)

                ____________________________________________
        (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

           On January 19, 1996, La Quinta Inns, Inc. (the
"Company") filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-00309) (the "Registration Statement") under the Securities Act of 1933, as amended, relating to the public offering from time to time of up to $250,000,000 aggregate offering price of unsecured debt securities of the Company, which Registration Statement was declared effective on January 25, 1996.

           On March 6, 1996, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Morgan
Stanley & Co. Incorporated, Goldman, Sachs & Co. and Smith Barney
Inc. relating to the sale of the Company's 7 1/4% Senior Notes due 2004. The Underwriting Agreement is attached hereto and referenced as Exhibit 1 to the Registration Statement.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

1          Underwriting Agreement.

4.1 Officers' Certificate pursuant to Sections 2.2 and 10.4 of the Indenture dated as of September 15, 1995, between the Company and U.S. Trust Company of Texas, N.A., as
           Trustee, establishing a series of securities entitled "7 1/4% Senior Notes due 2004."

4.2 Form of 7 1/4% Senior Notes due 2004 described in Exhibit 4.1.


                                    2

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                                SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            LA QUINTA INNS, INC.
                                            (Registrant)



Date:  March 6, 1996                       By  /s/ William C. Hammett, Jr.
                                               -----------------------------
                                               William C. Hammett, Jr.
                                               Senior Vice President
                                               Accounting and Administration


                                      3

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                          INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------
  1          Underwriting Agreement.

  4.1 Officers' Certificate pursuant to Sections 2.2 and 10.4 of the Indenture dated as of September 15, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee, establishing a series of securities entitled "7 1/4% Senior Notes due 2004."

  4.2        Form of 7 1/4% Senior Notes due 2004 described in Exhibit 4.1.